                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s2                                  WEIGHTED AVERAGE PC RATE:    6.45722%
POOL NUMBER:  Group 1 = 1825, 1826
____________________________________________________________________________________________

ISSUE DATE:  02/27/2002
CERTIFICATE BALANCE AT ISSUE:    $403,408,073.64

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     898                         $400,302,716.78
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $344,387.97
Unscheduled Principal Collection/Reversals                            $57,158.42
Liquidations-in-full                                       5       $2,450,302.74
Net principal Distributed                                          $2,851,849.13     ($2,851,849.13)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        893                         $397,450,867.65

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,307,983.10

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $153,861.56

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $5,005,970.67

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s2                                  WEIGHTED AVERAGE PC RATE:    6.45722%
POOL NUMBER:  Group 1 = 1825, 1826
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $2,851,849.13     $2,154,121.54             $0.00     $2,154,121.54             $0.00     $5,005,970.67

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,289,804.00             $0.00             $0.00             $0.00     $4,289,804.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,068,161.00             $0.00             $0.00             $0.00     $8,068,161.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $2,403,827.92         0              $0.00         1        $360,535.30

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 05/25/2002 are as follows:

                Class       Class Principal Balance
                CB1                $6,437,507.07
                CB2                $2,211,334.54
                CB3                $1,608,878.04
                CB4                  $803,940.30
                CB5                  $603,453.94
                CB6                  $809,684.26
                              __________________
                Total             $12,474,798.16
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2002):

SERIES:  2002-s2                POOL NUMBER:  Group 1 = 1825, 1826

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $397,450,867.65**        $2,764,363.22***        $2,403,827.92***
Number:                          899                      6                       5
% of Pool:                    100.00%                  0.70%                   0.60%
(Dollars)
% of Pool:                    100.00%                  0.67%                   0.56%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $360,535.30***                $0.00***
Number:                           0                       1                       0
% of Pool:                    0.00%                    0.09%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.11%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2002 scheduled payments and April 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2002.

Trading Factor, calculated as of distribution date : 0.53006816.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2002, and unscheduled prepayments in months prior to May ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s2                                  WEIGHTED AVERAGE PC RATE:    5.95064%
POOL NUMBER:  Group 2 = 1827
____________________________________________________________________________________________

ISSUE DATE:  02/27/2002
CERTIFICATE BALANCE AT ISSUE:    $346,402,791.12

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     727                         $340,080,754.94
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,176,592.63
Unscheduled Principal Collection/Reversals                           $104,961.90
Liquidations-in-full                                       6       $2,402,320.34
Net principal Distributed                                          $3,683,874.87     ($3,683,874.87)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        721                         $336,396,880.07

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,823,133.69

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $136,712.07

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $5,370,296.49

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s2                                  WEIGHTED AVERAGE PC RATE:    5.95064%
POOL NUMBER:  Group 2 = 1827
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $3,683,874.87     $1,686,421.62             $0.00     $1,686,421.62             $0.00     $5,370,296.49

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,266,700.00             $0.00             $0.00             $0.00     $5,266,700.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,928,055.00             $0.00             $0.00             $0.00     $6,928,055.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $3,495,118.43         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIIB1, IIIB2, IIIB3,
IIIB4, IIIB5, IIIB6 Certificates immediately after the principal and interest distribution on 05/25/2002 are as follows:

                Class       Class Principal Balance
                IIIB1              $2,913,944.83
                IIIB2                $342,467.70
                IIIB3                $513,701.55
                IIIB4                $342,467.70
                IIIB5                $342,467.70
                IIIB6                $345,501.67
                              __________________
                Total              $4,800,551.15
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2002):

SERIES:                         POOL NUMBER:  Group 2 = 1827

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $336,396,880.07**        $3,495,118.43***        $3,495,118.43***
Number:                          727                      5                       5
% of Pool:                    100.00%                  1.04%                   1.04%
(Dollars)
% of Pool:                    100.00%                  0.69%                   0.69%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2002 scheduled payments and April 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2002.

Trading Factor, calculated as of distribution date : 0.44864231.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2002, and unscheduled prepayments in months prior to May ) can be calculated.